SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 15, 2004



                         Progenics Pharmaceuticals, Inc.
             (Exact name of registrant as specified in its charter)



           Delaware                   000-23143              13-3379479
   ------------------------       -----------------      -------------------
 (State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)              File Number)         Identification No.)



    777 Old Saw Mill River Road, Tarrytown, New York       10591
    --------------------------------------------------------------
        (Address of principal executive offices)         (Zip Code)


        Registrant's telephone number, including area code (914) 789-2800
                                                          ----------------------

          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

    EXHIBIT NUMBER        DESCRIPTION

    Exhibit 99.1 Press Release dated March 15, 2004 of the Company announcing its results of operations for its fourth quarter and for the year ended December 31, 2003 and announcing an expansion of its senior management team (filed herewith).

Item 12.  Results of Operations and Financial Condition.

     The Company furnishes its press release dated March 15, 2004, in which the Company announces, among other things, its results of operations for its fourth quarter and for the year ended December 31, 2003 and an expansion of its senior management team. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          PROGENICS PHARMACEUTICALS, INC.


                          By:  /s/ PHILIP K. YACHMETZ
                             -------------------------------------------
                                   Philip K. Yachmetz
                                   Vice President, General Counsel and Secretary


Date:  March 15, 2004
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